UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802

UBS Cashfund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

Item 1.  Reports to Stockholders.

UBS Cashfund Inc.

Semiannual Report

September 30, 2008

UBS Cashfund Inc.

November 14, 2008

Dear shareholder,

We present you with the semiannual report for UBS Cashfund Inc. (the “Fund”) for the six months ended September 30, 2008.

Performance

In an attempt to boost a weakening US economy and address other concerns, the Federal Reserve Board lowered the federal funds rate once during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This decrease caused the yields of the securities in which the Fund invests to decline, lowering the Fund’s yields.

The seven-day current yield for the Fund as of September 30, 2008 was 1.96%, down from 2.53% on March 31, 2008, and 4.70% on September 30, 2007. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 10.)

An interview with Portfolio Manager Robert Sabatino

Q.	Following unprecedented turmoil in the credit markets, the US government announced the Temporary Guarantee Program for Money Market Funds (the “Program”). Is the Fund participating?
A.	The Fund applied to participate in the Program shortly after it was announced by the US Treasury and has been accepted to participate in it. The US Treasury will guarantee the share price of any publicly offered eligible money market mutual fund that applies and is accepted into the program. Shareholders in money market funds enrolled in the program will be covered for the amounts they held as of the close of business on September 19, 2008. Further important information about the Program appears at the end of this letter.

We welcome the US Treasury’s actions to address what are believed to be temporary dislocations in the credit markets. We are pleased that the Fund has been accepted into the program, which provides an added level of protection for Fund shareholders. We want to reassure shareholders of the following:

• UBS Global Asset Management remains committed to seeking the Fund’s stated investment goals of capital preservation, liquidity and

UBS Cashfund Inc.

Investment goal:

Current income, stability of principal and high liquidity

Portfolio Manager:

Robert Sabatino

UBS Global Asset Management (Americas) Inc.

Commencement:

January 20, 1978

Dividend payments:

Monthly

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UBS Cashfund Inc.

income. The Fund continues to operate normally and maintain a stable net asset value (“NAV”) of $1.00 per share.*

• The Fund holds very high-quality assets. While we consider rating agencies’ credit ratings, we rely first and foremost on our own proprietary research, conducted by dedicated teams of credit analysts. This approach benefited the Fund in the volatile environment that prevailed during the reporting period.

• UBS Global Asset Management (Americas) Inc. and its predecessor firms have been managing money market funds for 30 years; this is a key line of business for the firm, and we have dedicated significant resources to the management of the assets entrusted to us.

Q.	How long will the Program last?
A.	As it is designed to address temporary dislocations in credit markets, the program will initially be in effect for around three months, until December 18, 2008. Following that, the Secretary of the Treasury, Henry Paulson, will review whether to extend the Program, as well as the costs to provide the additional coverage. While the Secretary has the option to extend the program up to the close of business on September 18, 2009, if he chooses not to extend the program at the end of the initial three month period, the program will end in December.

Q.	What are the costs to the Fund to participate in the program, and how will it impact the Fund’s yields?
A.	For the first three months, the cost to participate is 0.01% (one basis point) of the value of the Fund’s outstanding shares (valued at $1.00 per share for this purpose) as of September 19, 2008. This cost will be absorbed by the Fund as a fund expense. We do expect that the Fund’s yields will decline slightly as a result, but believe that the extent of any minor yield decreases will be dependent on a number of factors outside of the Fund’s control, including fluctuations in the asset base of the Fund.

Q.	How would you describe the economic environment during the reporting period?
A.	The US economy was mixed during the six-month reporting period. While there were fears that the US economy was headed for a recession—defined as two consecutive quarters of negative growth— gross domestic product (“GDP”) grew a surprising 0.9% during the first quarter of 2008. The Commerce Department later reported that second quarter 2008 GDP growth was 2.8%. This strong showing was due in part to rising exports and the declining dollar, which made US goods more attractive overseas. In addition, consumer spending improved during the reporting period, helped by the government’s tax rebate program.

*	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency, except to the extent otherwise provided by the Program. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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UBS Cashfund Inc.

However, GDP growth reversed in the third quarter of 2008. Following a sharp decline in personal spending, intensification of the credit crunch and ongoing housing market weakness, estimates for third quarter GDP growth sank to -0.3%.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a severe recession. As the problems and fallout from subprime mortgages escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations. For example, in March 2008, the Fed established a new lending program allowing certain brokerage firms to take loans from its discount window. During the month, it also orchestrated the purchase of Bear Stearns by JPMorgan Chase.

Later in the year, the Fed pumped billions of dollars into the financial system in an attempt to settle the markets following Lehman Brothers’ bankruptcy. It also announced an $85 billion rescue plan for insurance giant AIG (an amount which increased following the end of the reporting period). The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac.

The Fed also reduced the fed funds rate once during the reporting period, part of a string of rate decreases that began in September 2007. From that time through April 2008, the Fed reduced the rate from 5.25% to 2.0%—bringing it to its lowest level since 2004. Following the conclusion of the reporting period, however, the Fed joined several other central banks from around the world in a coordinated interest rate cut on October 8, followed by another cut on October 29. Together, these reductions brought the federal funds rate to 1.0%.

Q.	How did you position the Fund’s portfolio during the reporting period?
A.	For much of the reporting period, we employed a “barbell” strategy (whereby the maturities of securities in a portfolio are concentrated at opposite ends of the short-term yield curve). We continued to buy shorter-term securities, as we also sought to extend the portfolio’s weighted average maturity with longer-term money market securities maturing within nine to 13 months. This largely benefited performance, as the yield on one-year money market securities rose higher during portions of the reporting period.

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UBS Cashfund Inc.

Q.	Did you maintain a diversified and liquid portfolio during the period?
A.	The Fund’s portfolio remained highly diversified, by both average weighted maturity and security type. We held securities of various maturities, ranging from relatively short periods up to several months. In terms of security type, while we are able to generally hold up to 5% in any one security (subject to certain exceptions), we typically maintained a greater level of portfolio diversification over the reporting period by investing in smaller positions, typically no larger than 2.0%-2.5% in any one nongovernment holding.

The Fund’s portfolio maintained a high degree of liquidity during the reporting period. As of September 30, 2008, 22% of the Fund’s invested securities matured each day and “rolled nightly” (that is, they had a maturity of one day). As of the same date, 53% of the Fund’s holdings matured within 30 days. (Please keep in mind that the Fund’s portfolio is actively managed, and its composition will vary over time.)

Q.	What types of securities did you emphasize over the period?
A.	As always, quality, liquidity and yield remained paramount in our security selection process for the portfolio.

Throughout the period, US government and agency obligations comprised a significant amount of the Fund. Commercial paper, repurchase agreements, and certificates of deposit were also significant holdings in the Fund. (Repurchase agreements are essentially contracts in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

As a result of our research and selection process, which emphasizes high-quality securities, we did not have any direct exposure to collateralized debt obligations (CDOs) or the subprime mortgage market. Also, we were highly selective in terms of the types of commercial paper held in the Fund’s portfolio. (Commercial paper is a short-term security often backed by a guarantee or a letter of credit from a bank or other entity.) For example, we did not have any positions in single-seller commercial paper conduits or asset-backed commercial paper programs solely backed by mortgages. Rather, we emphasized multi-seller commercial paper programs, which we believed to be more stable.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some

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UBS Cashfund Inc.

relief to the credit-related issues plaguing the markets, we expect volatility to remain high. As the credit crunch largely continues, and the effects of the still-slowing housing market are felt, the outlook for the US economy remains uncertain. Looking ahead, we plan to monitor the factors likely to influence the Fed’s future decisions on interest rates, including the state of the financial markets, inflation and the overall strength of the economy.

In addition, we will continue to watch closely the events likely to affect the continuation of the US Treasury Department’s Temporary Guarantee Program for money market portfolios, and will evaluate the Fund’s ongoing participation accordingly.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp President UBS Cashfund Inc. Head—Americas UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS Cashfund Inc. Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended September 30, 2008. The views and opinions in the letter were current as of November 14, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

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UBS Cashfund Inc.

Temporary Guarantee Program for Money Market Funds

The Fund participates in the Temporary Guarantee Program for Money Market Funds (the “Program”) created by the US Department of the Treasury (the “Treasury”).

The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value (“NAV”) price per share based on the number of shares held by the investor in a fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if a fund’s market-based NAV falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”) and the fund commences the process of liquidation. Any increase in the number of shares held by an investor in a fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in a fund fluctuates over the period of the Program (as discussed below), the Program will cover the lesser of (i) the number of shares held by the investor in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. In order to participate in the Program, the Fund paid a one-time non-refundable participation fee, which amounted to 0.01% of the value of the fund’s outstanding shares on September 19, 2008 (valued at $1.00 per share).

Under the terms of the Program, upon the occurrence of a Guarantee Event, a fund Board must promptly initiate actions necessary under state and federal law to commence the liquidation of a fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and the value based on $1.00 per share. Guarantee payments under the Program will be made through a fund within approximately 30 days of a Guarantee Event. The Treasury, in its sole discretion, may designate a later payment date after taking into account prevailing market conditions. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund, which had approximately $50 billion in assets as of August 31, 2008.

The Program is designed to address temporary dislocations in credit markets. The Program will exist for an initial three-month term ending on December 18, 2008, but the Secretary of the Treasury can determine to extend the Program up to the close of business on September 18, 2009. If the Program is extended, each fund can renew its participation and, upon payment of any additional participation fee, maintain coverage during any extension of the Program. The amount of any such additional fee, if the Program is extended, would be announced by the Treasury at a later date. If the Secretary chooses not to renew the Program at the end of the initial

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UBS Cashfund Inc.

three month period, the Program will terminate in December 2008. Neither this shareholder report nor a participating fund are in any manner approved, endorsed, sponsored or authorized by the Treasury.

A few highlights of the Program to keep in mind:

• The US Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

• Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

• If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

• If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

• The Program expires on December 18, 2008, unless extended by the United States Treasury.

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UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2008 to September 30, 2008.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

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UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

	Beginning account value April 1, 2008	Ending account value September 30, 2008	Expenses paid during period(1) 04/01/08 to 09/30/08
Actual	$1,000.00	$1,010.60	$2.67
Hypothetical (5% annual return before expenses)	1,000.00	1,022.41	2.69

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half year period).

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UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	09/30/08	03/31/08	09/30/07
Seven-day current yield(1)	1.96%	2.53%	4.70%
Seven-day effective yield(1)	1.98	2.56	4.81
Weighted average maturity(2)	42 days	51 days	42 days
Net assets (bln)	$2.4	$2.8	$2.3

Portfolio composition(3)	09/30/08	03/31/08	09/30/07
US government and agency obligations	29.4%	20.2%	11.3%
Commercial paper	26.7	29.7	38.1
Repurchase agreements	15.5	22.3	13.1
Certificates of deposit	14.8	18.8	19.3
Short-term corporate obligations	9.9	8.8	13.0
Bank notes	3.6	–	4.7
Money market funds	2.1	1.2	2.6
Other assets less liabilities	(2.0)	(1.0)	(2.1)
Total	100.0%	100.0%	100.0%

(1)

Yields will fluctuate. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

(2)	The Fund is actively managed and its weighted average maturity will differ over time.

(3)	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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UBS Cashfund Inc.

Statement of net assets—September 30, 2008 (unaudited)

Security description	Face amount	Value
US government agency obligations—29.38%
Federal Farm Credit Bank 2.030%, due 10/01/08(1)	$21,000,000	$20,999,711
Federal Home Loan Bank 2.080%, due 10/20/08(2)	15,000,000	14,983,533
2.350%, due 10/22/08(2)	25,000,000	24,965,729
2.687%, due 11/18/08(1)	50,000,000	50,000,000
2.120%, due 12/15/08(2)	25,000,000	24,889,583
3.150%, due 12/22/08(2)	25,000,000	24,820,625
2.560%, due 02/13/09	14,000,000	14,031,176
2.850%, due 03/04/09	25,000,000	24,999,473
2.860%, due 04/13/09(2)	25,000,000	24,614,695
2.400%, due 05/13/09	10,000,000	9,998,865
2.820%, due 07/10/09	21,000,000	21,000,000
Federal Home Loan Mortgage Corp.* 2.200%, due 10/14/08(2)	15,000,000	14,988,083
3.639%, due 10/28/08(1)	50,000,000	49,982,052
2.420%, due 11/03/08(2)	35,000,000	34,922,358
2.480%, due 12/08/08(2)	10,000,000	9,953,156
2.810%, due 02/02/09(2)	60,000,000	59,419,267
2.450%, due 04/09/09	14,000,000	14,000,000
2.625%, due 06/12/09	15,000,000	15,000,000
Federal National Mortgage Association* 2.380%, due 10/14/08(2)	30,000,000	29,974,217
2.090%, due 10/22/08(2),(3)	65,000,000	64,920,754
2.570%, due 11/17/08(2)	25,000,000	24,916,118
2.500%, due 11/20/08(2)	30,000,000	29,895,833
2.100%, due 12/08/08(2)	55,000,000	54,781,833
2.550%, due 12/08/08(2)	15,000,000	14,927,750
2.620%, due 12/08/08(2)	35,000,000	34,826,789
2.880%, due 12/24/08(2)	10,000,000	9,932,800
Total US government agency obligations (cost—$717,744,400)		717,744,400
Bank notes—3.60%
Banking-US—3.60%
Bank of America N.A. 2.998%, due 11/06/08(1)	15,000,000	15,000,000
Wachovia Bank N.A. (Charlotte) 3.001%, due 10/06/08(1)	23,000,000	23,000,000

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UBS Cashfund Inc.

Statement of net assets—September 30, 2008 (unaudited)

Security description	Face amount	Value
Bank notes—(concluded)
Banking-US—(concluded)
Wells Fargo Bank N.A. 2.580%, due 10/14/08	$50,000,000	$50,000,000
Total bank notes (cost—$88,000,000)		88,000,000
Certificates of deposit—14.82%
Banking-non-US—9.82%
Bank of Tokyo-Mitsubishi UFJ Ltd. 2.810%, due 11/19/08	20,000,000	20,000,000
Barclays Bank PLC 3.020%, due 02/23/09	10,000,000	10,000,000
Calyon N.A., Inc. 3.160%, due 03/02/09	15,000,000	15,000,000
3.170%, due 06/02/09	25,000,000	25,000,000
Norinchukin Bank Ltd. 2.480%, due 10/10/08	10,000,000	10,000,000
2.750%, due 10/14/08	15,000,000	15,000,000
Rabobank Nederland 2.990%, due 02/17/09	40,000,000	40,000,000
Royal Bank of Scotland PLC 2.740%, due 10/20/08	25,000,000	25,000,066
Skandinaviska Enskilda Banken AG 2.815%, due 10/31/08	40,000,000	40,000,000
Svenska Handelsbanken 5.000%, due 10/09/08	40,000,000	40,000,000
		240,000,066
Banking-US—5.00%
American Express, Federal Savings Bank 2.560%, due 10/08/08	25,000,000	25,000,000
2.820%, due 10/22/08	25,000,000	25,000,000
Bank of America N.A. 2.740%, due 11/03/08	27,000,000	27,000,000
3.000%, due 03/09/09	10,000,000	10,000,000
State Street Bank & Trust Co. 2.680%, due 10/01/08	20,000,000	20,000,000
2.960%, due 03/11/09	15,000,000	15,000,000
		122,000,000
Total certificates of deposit (cost—$362,000,066)		362,000,066

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UBS Cashfund Inc.

Statement of net assets—September 30, 2008 (unaudited)

Security description	Face amount	Value
Commercial paper(2)—26.68%
Asset backed-miscellaneous—13.87%
Amsterdam Funding Corp. 6.000%, due 10/01/08	$20,000,000	$20,000,000
Atlantic Asset Securitization LLC 5.000%, due 10/14/08	10,000,000	9,981,944
Barton Capital LLC 6.100%, due 10/01/08	35,000,000	35,000,000
Bryant Park Funding LLC 4.250%, due 10/06/08	10,000,000	9,994,097
2.480%, due 10/07/08	15,000,000	14,993,800
2.550%, due 10/15/08	10,000,000	9,990,083
Chariot Funding LLC 5.500%, due 10/01/08	20,000,000	20,000,000
Falcon Asset Securitization Corp. 5.500%, due 10/01/08	35,000,000	35,000,000
Jupiter Securitization Co. LLC 5.500%, due 10/01/08	10,000,000	10,000,000
2.450%, due 10/03/08	25,000,000	24,996,597
Kitty Hawk Funding Corp. 4.100%, due 10/06/08	25,000,000	24,985,764
Old Line Funding Corp. 2.450%, due 10/07/08	25,000,000	24,989,792
Ranger Funding Co. LLC 3.550%, due 10/24/08	25,000,000	24,943,299
Thunderbay Funding 2.550%, due 10/14/08	25,000,000	24,976,979
Windmill Funding Corp. 2.720%, due 10/15/08	25,000,000	24,973,556
Yorktown Capital LLC 4.050%, due 10/10/08	24,000,000	23,975,700
		338,801,611
Automobile OEM—0.61%
BMW US Capital LLC 2.040%, due 10/08/08	15,000,000	14,994,050
Banking-non-US—1.43%
KBC Financial Products International Ltd. 2.770%, due 12/03/08	10,000,000	9,951,525
Royal Bank of Canada 2.280%, due 10/20/08	25,000,000	24,969,917
		34,921,442

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UBS Cashfund Inc.

Statement of net assets—September 30, 2008 (unaudited)

Security description	Face amount	Value
Commercial paper(2)—(concluded)
Banking-US—4.29%
Barclays U.S. Funding Corp. 2.730%, due 10/27/08	$20,000,000	$19,960,567
Citigroup Funding, Inc. 2.800%, due 11/04/08	10,000,000	9,973,555
Danske Corp. 2.705%, due 10/14/08	17,000,000	16,983,394
Dexia Delaware LLC 2.470%, due 10/15/08	20,000,000	19,980,789
ING (US) Funding LLC 5.000%, due 10/01/08	5,000,000	5,000,000
2.585%, due 10/17/08	20,000,000	19,977,022
2.960%, due 10/27/08	13,000,000	12,972,209
		104,847,536
Beverage/bottling—2.04%
Coca-Cola Co. 2.080%, due 10/29/08	15,000,000	14,975,733
Concentrate Manufacturing Co. of Ireland 2.600%, due 10/28/08	35,000,000	34,931,750
		49,907,483
Consumer products-nondurables—1.62%
Procter & Gamble International Funding SCA 2.230%, due 02/25/09	40,000,000	39,635,767
Finance-noncaptive diversified—1.63%
General Electric Capital Corp. 2.610%, due 11/06/08	40,000,000	39,895,600
Pharmaceuticals—1.19%
Novartis Finance Corp. 2.200%, due 10/01/08	29,000,000	29,000,000
Total commercial paper (cost—$652,003,489)		652,003,489
Short-term corporate obligations—9.89%
Automobile OEM—1.02%
American Honda Finance Corp. 2.910%, due 11/20/08(1),(4)	25,000,000	25,014,678

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UBS Cashfund Inc.

Statement of net assets—September 30, 2008 (unaudited)

Security description	Face amount	Value
Short-term corporate obligations—(concluded)
Banking-non-US—6.43%
Bank of Scotland PLC 2.556%, due 10/01/08(1),(4)	$60,000,000	$60,000,000
BNP Paribas 3.014%, due 11/13/08(1)	30,000,000	30,000,000
Danske Corp. 3.041%, due 10/09/08(1)	25,000,000	25,000,000
National Australia Bank Ltd. 3.025%, due 12/08/08(1),(4)	18,000,000	18,000,000
Totta Ireland PLC 2.497%, due 10/06/08(1),(4)	24,000,000	24,000,000
		157,000,000
Finance-captive automotive—2.44%
Toyota Motor Credit Corp. 2.000%, due 10/01/08(1)	25,000,000	25,000,000
2.270%, due 10/01/08(1)	16,750,000	16,750,000
2.320%, due 10/01/08(1)	18,000,000	18,000,000
		59,750,000
Total short-term corporate obligations (cost—$241,764,678)		241,764,678
Repurchase agreements—15.48%
Repurchase agreement dated 09/30/08 with Barclays Bank PLC, 2.000% due 10/01/08, collateralized by $42,303,000 Federal Home Loan Bank obligations, zero coupon to 2.375% due 10/15/08 to 04/21/09 and $243,190,000 Federal National Mortgage Association obligations, 5.500% due 09/14/17; (value—$290,700,019); proceeds: $285,015,833	285,000,000	285,000,000
Repurchase agreement dated 09/30/08 with Deutsche Bank Securities, 2.000% due 10/01/08, collateralized by $61,597,000 Federal Home Loan Mortgage Corp. obligations, 4.750% due 01/19/16 and $28,161,000 Federal National Mortgage Association obligations, 3.000% due 07/12/10; (value—$92,820,031); proceeds: $91,005,056	91,000,000	91,000,000
Repurchase agreement dated 09/30/08 with State Street Bank & Trust Co., 0.050% due 10/01/08, collateralized by $2,299,914 U.S Treasury Bills, zero coupon due 11/06/08 to 11/20/08; (value—$2,299,113); proceeds: $2,254,003	2,254,000	2,254,000
Total repurchase agreements (cost—$378,254,000)		378,254,000

15

UBS Cashfund Inc.

Statement of net assets—September 30, 2008 (unaudited)

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—2.09%
Money market funds(5)—2.09%
BlackRock Liquidity Fund Temp Fund Portfolio Institutional Class, 2.878%	25,982,579	$25,982,579
UBS Private Money Market Fund LLC, 3.011%(6)	25,017,421	25,017,421
Total money market funds and investments of cash collateral from securities loaned (cost—$51,000,000)		51,000,000
Total investments (cost—$2,490,766,633 which approximates cost for federal income tax purposes)—101.94%		2,490,766,633
Liabilities in excess of other assets—(1.94)%		(47,493,827)
Net assets (applicable to 2,443,115,513 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$2,443,272,806
*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by these organizations.
(1)	Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of September 30, 2008 and reset periodically.
(2)	Interest rates shown are the discount rates at date of purchase.
(3)	Security, or portion thereof, was on loan at September 30, 2008.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 5.20% of net assets as of September 30, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(5)	Rates shown reflect yield at September 30, 2008.
(6)	The table below details the Fund’s transaction activity in an affiliated issuer for the six months ended September 30, 2008.

Security description	Value at 03/31/08	Purchases during the six months ended 09/30/08	Sales during the six months ended 09/30/08	Value at 09/30/08	Net income earned from affiliate for the six months ended 09/30/08
UBS Private Money Market Fund LLC	$623,600	$270,917,508	$246,523,687	$25,017,421	$60,160

OEM Original	Equipment Manufacturer

16

UBS Cashfund Inc.

Statement of net assets—September 30, 2008 (unaudited)

Issuer breakdown by country of origin

Percentage of total investments
United States	78.5%
Japan	4.2
United Kingdom	3.8
Sweden	3.2
France	2.8
Netherlands	1.6
Switzerland	1.2
Denmark	1.0
Canada	1.0
Spain	1.0
Australia	0.7
Germany	0.6
Belgium	0.4
Total	100.0%

Weighted average maturity—42 days

See accompanying notes to financial statements

17

UBS Cashfund Inc.

Statement of operations

For the six months ended September 30, 2008 (unaudited)
Investment income:
Interest	$36,084,639
Securities lending income (includes $60,160 earned from an affiliated entity)	175,568
36,260,207

Expenses:
Investment advisory and administration fees	5,562,970
Transfer agency and related services fees	1,183,663
Custody and accounting fees	193,192
Reports and notices to shareholders	94,988
State registration fees	90,256
Professional fees	55,921
Insurance fees	49,824
Directors’ fees	15,782
Other expenses	20,547
7,267,143
Net investment income	28,993,064
Net realized gain from investment activities	146,487
Net increase in net assets resulting from operations	$29,139,551

See accompanying notes to financial statements

18

UBS Cashfund Inc.

Statement of changes in net assets

	For the six months ended September 30, 2008 (unaudited)	For the year ended March 31, 2008
From operations:
Net investment income	$28,993,064	$105,874,689
Net realized gains from investment activities	146,487	246,681
Net increase in net assets resulting from operations	29,139,551	106,121,370

Dividends to shareholders from:
Net investment income	(28,993,064)	(105,874,689)
Net increase (decrease) in net assets from capital share transactions	(370,244,428)	325,310,814
Net increase (decrease) in net assets	(370,097,941)	325,557,495

Net assets:
Beginning of period	2,813,370,747	2,487,813,252
End of period	$2,443,272,806	$2,813,370,747
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

19

UBS Cashfund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months ended September 30, 2008 (unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.0105
Dividends from net investment income	(0.0105)
Net asset value, end of period	$1.00
Total investment return(1)	1.06%
Ratios/supplemental data:
Net assets, end of period (000’s)	$2,443,273
Expenses to average net assets, net of expense reimbursement by advisor and administrator	0.53	%(2)
Expenses to average net assets, before expense reimbursement by advisor and administrator	0.53	%(2)
Net investment income to average net assets	2.10	%(2)

(1)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

(2)	Annualized.
(3)	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $502,423 for overcharges related to prior fiscal periods for postage related expenses.

See accompanying notes to financial statements

20

For the years ended March 31,
2008		2007	2006	2005	2004
$1.00		$1.00	$1.00	$1.00	$1.00
0.0433		0.0471	0.0320	0.0118	0.0053
(0.0433)		(0.0471)	(0.0320)	(0.0118)	(0.0053)
$1.00		$1.00	$1.00	$1.00	$1.00
4.42%		4.81%	3.25%	1.18%	0.53%

$2,813,371		$2,487,813	$2,872,857	$3,443,468	$4,724,060

0.52	%(3)	0.57%	0.57%	0.56%	0.60%

0.54%		0.57%	0.57%	0.56%	0.60%
4.30%		4.71%	3.18%	1.14%	0.53%

21

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income

Investments are valued at amortized cost, unless the Fund’s Board of Directors (the “Board”) determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

In September 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund‘s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.

22

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Level 3—Unobservable inputs inclusive of the Fund‘s own assumptions in determining the fair value of investments.

The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund‘s assets:

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets:
Securities	$—	$2,490,766,633	$—	$2,490,766,633

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered

23

UBS Cashfund Inc.

Notes to financial statements (unaudited)

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

Investment advisor and administrator

The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $500 million	0.500%
Next $500 million	0.425
Next $500 million	0.390
Next $500 million	0.380
Next $500 million	0.350
Next $1.0 billion	0.345
Next $500 million	0.325
Next $500 million	0.315
Next $500 million	0.300
Next $500 million	0.290
Over $5.5 billion	0.280

At September 30, 2008, the Fund owed UBS Financial Services Inc. $852,378 for investment advisory and administration fees.

UBS Global AM serves as sub-advisor and sub-administrator to the Fund pursuant to sub-advisory and sub-administration contracts (“Sub-Advisory and Sub-Administration Contracts”) between UBS Financial Services Inc. and UBS Global AM. In accordance with the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the Fund)

24

UBS Cashfund Inc.

Notes to financial statements (unaudited)

paid UBS Global AM aggregate fees, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund’s average daily net assets.

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $519,880,958.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor or sub-advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services fees

UBS Financial Services Inc., provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (“PNC”), the Fund’s transfer agent, and is compensated for these services by PNC, not the Fund.

For the six months ended September 30, 2008, UBS Financial Services, Inc. received from PNC, not the Fund, $704,777 of the total transfer agency and related services fees paid by the Fund to PNC.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise

25

UBS Cashfund Inc.

Notes to financial statements (unaudited)

certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC was the Fund’s lending agent during the period ended September 30, 2008. For the six months ended September 30, 2008, UBS Securities LLC earned $25,954 in compensation as the Fund’s lending agent. At September 30, 2008, the Fund owed UBS Securities LLC $867 in compensation as the Fund’s lending agent. At September 30, 2008, the Fund had securities on loan having a market value of $49,985,400 and received cash collateral of $51,000,000.

Other liabilities and components of net assets

At September 30, 2008, the Fund had the following liabilities outstanding:

Payable for cash collateral from securities loaned	$51,000,000
Dividends payable to shareholders	1,052,533
Other accrued expenses*	907,917

*	Excludes investment advisory and administration and securities lending fees.

At September 30, 2008, the components of net assets were as follows:

Accumulated paid in capital	$2,442,689,188
Accumulated net realized gain from investment activities	583,618
Net assets	$2,443,272,806

Federal tax status

The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the six months ended September 30, 2008 and the fiscal year ended March 31, 2008 was ordinary income.

26

UBS Cashfund Inc.

Notes to financial statements (unaudited)

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending March 31, 2009.

For the period ended September 30, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended March 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital share transactions

There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the six months ended September 30, 2008	For the year ended March 31, 2008
Shares sold	5,805,420,082	11,628,859,480
Shares repurchased	(6,204,188,496)	(11,408,029,942)
Dividends reinvested	28,523,986	104,481,276
Net increase (decrease) in shares outstanding	(370,244,428)	325,310,814

27

UBS Cashfund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

28

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

Background—At a meeting of the board of UBS Cashfund Inc. (the “Fund”) on July 16, 2008, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement between UBS Financial Services Inc. (“UBS Financial Services”) and the Fund and the Sub-Advisory Agreement between UBS Financial Services and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on behalf of the Fund. In preparing for the meeting, the board members had requested and received extensive information from UBS Financial Services and UBS Global AM to assist them. The board received and considered a variety of information about UBS Financial Services and UBS Global AM as well as the advisory, sub-advisory, administrative (including the sub-administrative services provided by UBS Global AM as sub-administrator to the Fund) and distribution arrangements for the Fund.

The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the contracts. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, sub-advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement and Sub-Advisory Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Financial Services under the Investment Advisory and Administrative Agreement and sub-advisory services provided by UBS Global AM under the Sub-Advisory Agreement during the past year. The board also considered the nature, extent and quality of administrative, subadministrative, distribution, and shareholder services performed by UBS Financial Services, UBS Global AM

29

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

and their affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Financial Services concerning management of the Fund’s affairs and UBS Financial Services’ role in overseeing UBS Global AM’s provision of sub-advisory and sub-administrative services to the Fund. The board’s evaluation of the services provided by UBS Financial Services and UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Financial Services’ and UBS Global AM’s investment advisory, sub-advisory and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM’s own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Financial Services, UBS Global AM and their affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Financial Services and UBS Global AM and noted that each is a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of March 2008. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG, UBS Financial Services, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable

30

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

by the Fund to UBS Financial Services in light of the nature, extent and quality of the advisory and administrative services provided by UBS Financial Services. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangement for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of management fees for UBS funds generally, the board also received information from UBS Global AM with respect to standard institutional account fees. The board noted management’s explanation that comparisons with such accounts may not be very relevant to the Fund because, among other reasons, institutional accounts with a “cash” mandate were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Fund is subject and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Financial Services and sub-advisory fees payable to UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the fourth quintile and its total expenses were in the first quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). Management noted that although the Fund’s Contractual Management Fee and Actual Management Fee were slightly above their respective Fund’s Expense Group median, the Fund’s total expenses were below the Expense Group median. The board did not receive comparative information from Lipper with respect to the Fund’s sub-advisory fee (the “Sub-Advisory Fee”). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services, not the Fund, and, accordingly, that the retention of UBS Global AM does not increase the fees otherwise incurred by the Fund’s shareholders.

Taking all of the above into consideration, the board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the

31

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administrative Agreement and the Sub-Advisory Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, and ten-year periods ended April 30, 2008 and (b) annualized performance information for each year in the ten-year period ended April 30, 2008. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was in the second quintile for the one, three-, five- and ten-year periods (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). Based on its review, the Board concluded that the Fund’s investment performance was acceptable.

Adviser profitability—The board received and considered a profitability analysis of UBS Financial Services and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Financial Services’ profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The board noted that the Fund’s Contractual Management Fee contained breakpoints. The board considered that the Fund’s asset level exceeded the

32

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

breakpoints and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the management fee. The board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the Fund’s Sub-Advisory Fee did not contain breakpoints but also that, as the Sub-Advisory Fee is paid by UBS Financial Services, not the Fund, separate considerations of economies of scale with respect to the Sub-Advisory Fee were not relevant.

Generally, in light of UBS Financial Services’ profitability data, the Contractual Management Fee, Actual Management Fee and the breakpoints currently in place, the board believed that UBS Financial Services’ sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Financial Services, UBS Global AM and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management, sub-advisory, administrative and other services to the Fund and UBS Financial Services’ and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Financial Services and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement to continue for another year. As the sub-administration agreement between UBS Financial Services and UBS Global AM provides that it shall be subject to annual reconsideration by the board, the board also approved the sub-administration agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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40

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Kai R. Sotorp President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President

Investment Advisor and Administrator

UBS Financial Services Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Sub-Advisor and Sub-Administrator

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc.

51 West 52nd Street

New York, New York 10019-6114

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 1, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 1, 2008